                                                                  EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Southeast Acquisitions III, L.P. (the "Partnership") on Form 10-Q (the "Report") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on or about the date hereof, Richard W. Sorenson, the principal executive officer of the Partnership, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)    The Report fully complies with the requirements of section 13
                (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.


/s/ Richard W. Sorenson
-----------------------------------
Richard W. Sorenson,
Principal Executive Officer & Member
Southern Management Group, LLC
November 14, 2002

                                                                  EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Southeast Acquisitions III, L.P. (the "Partnership") on Form 10-Q (the "Report") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on or about the date hereof, Laura E. Ristvedt, the principal executive officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3)    The Report fully complies with the requirements of section 13
                (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.




/s/ Laura E. Ristvedt
------------------------------
Laura E. Ristvedt
Principal Financial Officer
November 14, 2002